UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 13, 2015 (May 12, 2015)

____________________

National Instruments Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-25426	74-1871327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 North MoPac Expressway
Austin, Texas 78759
(Address of principal executive offices, including zip code)

(512) 338-9119
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2015, the stockholders of National Instruments Corporation (“NI”) approved NI’s 2015 Equity Incentive Plan (the “2015 Plan”), including approval of its material terms and performance goals for purposes of Internal Revenue Code Section 162(m).  The NI Board of Directors had approved the 2015 Equity Incentive Plan on January 28, 2015, subject to stockholder approval. The 2015 Plan provides for the grant of restricted stock and restricted stock units.  Those eligible for awards under the 2015 Plan include NI employees, directors and consultants and employees and consultants of any parent or subsidiary of NI. The share reserve under the 2015 Plan is 3,000,000 shares of NI common stock plus (i) the number of shares which have been reserved, but not issued under the NI 2010 Incentive Plan and the NI 2005 Incentive Plan as of May 12, 2015, and (ii) any shares returned to the NI 1994 Incentive Stock Option Plan, the NI 2010 Incentive Plan or the NI 2005 Incentive Plan as a result of termination of awards or repurchase of shares issued under such plans.

The 2015 Plan is filed as Exhibit 10.1 to this Form 8-K.

On May 12, 2015, the NI stockholders also approved NI’s Performance Cash Incentive Plan (the “PCIP”), including approval of its material terms and performance goals for purposes of Internal Revenue Code Section 162(m).  The NI Board of Directors had approved the PCIP on January 28, 2015, subject to stockholder approval. The PCIP is a cash bonus program which is designed to motivate key executives to perform to the best of their abilities and to achieve NI’s objectives. The PCIP accomplishes this by paying awards only after the achievement of the specified goals.  Future cash bonus awards for executive officers may be made under the PCIP and structured to be substantially similar to the NI Annual Incentive Plan and the NI Annual Performance Bonus Program.

The PCIP is filed as Exhibit 10.2 to this Form 8-K.

Item 5.07.                Submission of Matters to a Vote of Security Holders.

At the NI annual meeting of stockholders held on May 12, 2015, the stockholders elected each of the following individuals to serve on the Board of Directors for a term of three years, or until his or her successor is duly elected and qualified.

Proposal 1: Election of Directors	Votes For	Votes Withheld	Broker Non- Votes
Duy-Loan T. Le	110,272,253	827,427	12,347,456
Charles J. Roesslein	110,210,903	888,777	12,347,456

In addition, the following proposals were voted on and approved at the Annual Meeting.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2: To approve NI’s 2015 Equity Incentive Plan, including approval of its material terms and performance goals for purposes of Internal Revenue Code Section 162(m).	109,990,475	1,054,759	54,446	12,347,456
	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3: To approve NI’s Performance Cash Incentive Plan, including approval of its material terms and performance goals for purposes of Internal Revenue Code Section 162(m).	106,656,679	4,386,846	56,155	12,347,456
	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4: To ratify the appointment of Ernst & Young LLP as NI’s independent registered public accounting firm for the fiscal year ending December 31, 2015.	122,088,367	1,339,254	19,515	0

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.		Description

10.1		2015 Equity Incentive Plan *
	*	Incorporated by reference to Exhibit B of the National Instruments Corporation definitive proxy statement filed on April 1, 2015.
10.2		Performance Cash Incentive Plan **
	**	Incorporated by reference to Exhibit C of the National Instruments Corporation definitive proxy statement filed on April 1, 2015.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORPORATION

By:	/s/ DAVID G. HUGLEY
David G. Hugley Vice President & General Counsel; Secretary

Date:  May 13, 2015